UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2004

PlanetOut Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50879 (Commission File Number)	94-3391368 (IRS Employer Identification No.)

1355 Sansome Street, San Francisco CA (Address of principal executive offices)	94111 (Zip Code)

Registrant’s telephone number, including area code (415) 834-6500

300 California Street, San Francisco, California 94104
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

On November 11, 2004, PlanetOut Inc. announced its financial results for the quarter ended September 30, 2004. A copy of PlanetOut’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this report. A copy of the script from PlanetOut’s November 11, 2004 earnings call is attached as Exhibit 99.2 to this report.

The attached press release contains a non-GAAP financial measure. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement our consolidated financial statements presented in accordance with GAAP, PlanetOut has provided a non-GAAP measure, Adjusted EBITDA. Adjusted EBITDA is defined as net income (loss) before income taxes, depreciation and amortization, stock-based compensation, equity in net income (loss) of unconsolidated affiliate and other income (expense), net. We deduct other income (expense), net, consisting primarily of interest expense, from net income in calculating Adjusted EBITDA because we regard interest income and expense to be non-operating items.

We believe that Adjusted EBITDA provides a useful alternative measure of our operating performance. We rely on Adjusted EBITDA to assess our operating performance and to compare our current operating results with corresponding periods and with other companies in the Internet and media industries. We believe that it is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that it can assist investors in comparing our performance to that of other companies on a consistent basis without regard to depreciation, amortization, stock-based compensation or other items that do not directly affect our operating performance.

This measure should be considered in addition to results prepared in accordance with GAAP, but is not a substitute for, or superior to, GAAP results. Consistent with our practice, the non-GAAP measure included in the attached press release has been reconciled to the nearest GAAP measure. The attached press release also contains forward-looking statements relating to PlanetOut’s performance during the fourth quarter of 2004. A more thorough discussion of certain factors which may affect PlanetOut’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PlanetOut’s Registration Statement on Form S-1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished with this report:

     99.1. Press release dated November 11, 2004 containing financial results for PlanetOut Inc. for the quarter ended September 30, 2004 and forward-looking statements relating to PlanetOut’s performance during the fourth quarter of 2004.

     99.2. Script of PlanetOut Inc.’s November 11, 2004 earnings call discussing financial results for PlanetOut Inc. for the quarter ended September 30, 2004 and containing forward looking statements relating to PlanetOut’s performance during the fourth quarter of 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.
Date: November 12, 2004	By:	/s/ Jeffrey T. Soukup
Jeffrey T. Soukup
Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit
No.	Description of Exhibits.
99.1	Press release dated November 11, 2004 containing financial results for PlanetOut Inc. for the quarter ended September 30, 2004 and forward-looking statements relating to PlanetOut’s performance during the fourth quarter of 2004.

99.2	Script of PlanetOut Inc.’s November 11, 2004 earnings call discussing financial results for PlanetOut Inc. for the quarter ended September 30, 2004 and containing forward looking statements relating to PlanetOut’s performance during the fourth quarter of 2004.

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